Federated Hermes Government Income Fund
A Portfolio of Federated Hermes Government Income Trust
INSTITUTIONAL SHARES (TICKER FICMX)
SERVICE SHARES (TICKER FITSX)

SUPPLEMENT TO SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 31, 2023
1. Under the section entitled “Risk/Return Summary: “Fees and Expenses,” please delete and replace the “Fee Table” and “Example” in their entirety with the following:
RISK/RETURN SUMMARY: Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell the Fund’s Institutional Shares (IS) and Service Shares (SS). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (fees paid directly from your investment)
	IS	SS
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, as applicable)	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (and other Distributions) (as a percentage of offering price)	None	None
Redemption Fee (as a percentage of amount redeemed, if applicable)	None	None
Exchange Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	IS	SS
Management Fee	0.40%	0.40%
Distribution (12b-1) Fee	None	None
Other Expenses	0.36%[1]	0.61%
Total Annual Fund Operating Expenses	0.76%[1]	1.01%
Fee Waivers and/or Expense Reimbursements[2]	(0.12)%[1]	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2]	0.64%	0.84%

1
 Other Expenses, Total Annual Fund Operating Expenses and Fee Waivers and/or Expense Reimbursements have been restated to reflect current fees due to the removal of the Shareholder Services Fee on the IS class.
2
 The Adviser and certain of its affiliates on their own initiative have agreed to waive certain amounts of their respective fees and/or reimburse expenses. Total annual fund operating expenses (excluding acquired fund fees and expenses, interest expense, extraordinary expenses and proxy-related expenses paid by the Fund, if any) paid by the Fund’s IS and SS classes (after voluntary waivers and/or reimbursements) will not exceed 0.63% and 0.83% (the “Fee Limit”), respectively, up to but not including the later of (the “Termination Date”): (a) April 1, 2024; or (b) the date of the Fund’s next effective Prospectus. While the Adviser and its affiliates currently do not anticipate terminating or increasing these arrangements prior to the Termination Date, these arrangements may only be terminated or the Fee Limit increased prior to the Termination Date with the agreement of the Trustees.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The Example assumes that you invest $10,000 for the time periods indicated and then redeem or hold all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not reflect sales charges (loads) on reinvested dividends. If these sales charges (loads) were included, your costs would be higher. Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:
Share Class	1 Year	3 Years	5 Years	10 Years
IS	$78	$243	$422	$942
SS	$103	$322	$558	$1,236

2. In the Prospectus section “Payments to Financial Intermediaries,” please delete the section “Rule 12b-1 Fees, SS Class.”
3. In the Prospectus section “Payments to Financial Intermediaries,” please delete the sections “Service Fees” and “Account Administration Fees” in their entirety and replace them with the following:
“SERVICE FEES
The SS Class may pay Service Fees of up to 0.25% of average net assets to financial intermediaries or to Federated Shareholder Services Company (FSSC), a subsidiary of Federated Hermes, for providing services to shareholders and maintaining shareholder accounts. Intermediaries that receive Service Fees may include a company affiliated with management of Federated Hermes. If a financial intermediary receives Service Fees on an account, it is not eligible to also receive Account Administration Fees on that same account.
ACCOUNT ADMINISTRATION FEES
The SS Class may pay Account Administration Fees of up to 0.25% of average net assets to banks that are not registered as broker-dealers or investment advisers for providing administrative services to the Fund and its shareholders. If a financial intermediary receives Account Administration Fees on an account, it is not eligible to also receive Service Fees or Recordkeeping Fees on that same account.”
4. Under the Prospectus section entitled “Appendix A: Hypothetical Investment and Expense Information,” please delete and replace the table for the Institutional Shares in its entirety with the following:
FEDERATED HERMES GOVERNMENT INCOME FUND–INSTITUTIONAL SHARES
ANNUAL EXPENSE RATIO: 0.76%
MAXIMUM FRONT-END SALES CHARGE: NONE
Year	Hypothetical Beginning Investment	Hypothetical Performance Earnings	Investment After Returns	Hypothetical Expenses	Hypothetical Ending Investment
1	$10,000.00	$500.00	$10,500.00	$77.61	$10,424.00
2	$10,424.00	$521.20	$10,945.20	$80.90	$10,865.98
3	$10,865.98	$543.30	$11,409.28	$84.33	$11,326.70
4	$11,326.70	$566.34	$11,893.04	$87.91	$11,806.95
5	$11,806.95	$590.35	$12,397.30	$91.64	$12,307.56
6	$12,307.56	$615.38	$12,922.94	$95.52	$12,829.40
7	$12,829.40	$641.47	$13,470.87	$99.57	$13,373.37
8	$13,373.37	$668.67	$14,042.04	$103.79	$13,940.40
9	$13,940.40	$697.02	$14,637.42	$108.19	$14,531.47
10	$14,531.47	$726.57	$15,258.04	$112.78	$15,147.60
Cumulative		$6,070.30		$942.24

5. In the Statement of Additional Information section “How is the Fund Sold?” please delete the section “Rule 12b-1 Plan (Service Shares).”
February 16, 2024

Federated Hermes Government Income Fund
Federated Hermes Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedHermes.com/us
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q456322 (2/24)
© 2024 Federated Hermes, Inc.